                                                                   Exhibit 10.10

Where indicated below, confidential information has been omitted pursuant to a request for confidential treatment and filed separately with the U.S. Securities and Exchange Commission.

                         [Coffee Holding Co. Letterhead]

November 7, 2002

Supervalu
11095 Viking Drive
Attn: Mr. Marc Nosal/Craig Espelien

Gentlemen:

Coffee Holding Co. is pleased to outline to you the following terms and conditions agreed upon this day for the extension no four contracted business relationship whereas Coffee Holding Co., Inc. is the exclusive* supplier to Supervalu for all their private label coffee. This commitment covers private label coffee for Supervalu for all regions on both ground and instant in all labels, packs and sizes.

The duration of this contract will be for a period of one year commencing December 1st 2002 and ending either November 30th, 2003 or at the completion of the case commitments outlined below.

Supervalu will honor the balance of the old case commitment on the contract dated September 25, 2001. As of today's date approximately [*] cases of 34.5-oz coffee remain unfulfilled at the old contract price.

Under the terms and conditions of the extension, Coffee Holding Co. will pay Supervalu $[*] on December 1st and a balance of $[*] upon completion of the contract. Supervalu will purchase from Coffee Holding Co. an additional [*] cases of 34.5-oz. coffee at [*]. In addition, Coffee Holding Co. will offer to sell Supervalu an additional [*] cases of 34.5-oz. coffee at Supervalu's option following the completion of the first [*] cases of 34.5-oz. coffee. Pricing for all other private label items remain the same as the September 25, 2001 contract.

In addition to the above Coffee Holding Co., will offer Supervalu a truckload buy three times per year at $[*]/case off invoice allowance. Also, Coffee Holding Co. will offer $[*] per store for new item distributions and Supervalu will offer Coffee Holding Co. [*] at their shows for [*].

Please fax back a signed copy of this contract if the above terms and conditions meet your approval.

*Coffee Holding Co. realizes this contract does not cover Winco.

                                        Very truly yours,
                                        Andrew Gordon
                                        President
                                        Coffee Holding Co.

Signature: /s/ Marc Nosal
           ----------------------------
Name:      Marc Nosal
Title:     Store Brands Category Manager
Supervalu/Store Brands

To: Marc.t.nosal@supervalu.com; craig.espellen@supervalu.com

Gentlemen:

As an amendment to the contract I emailed you earlier today. Coffee Holding Co. agrees to pay a $|*| bonus per $|*| increase starting with annualized sale of $|*|.

                                        Regards,
                                        Andrew Gordon
                                        President
                                        Coffee Holding Co.

Signature: /s/ Marc Nosal
           ----------------------------
Name:      Marc Nosal
Title:     Store Brands Category Manager

Subj:         (no subject)
Date:         11/7/2002 12:50;48 PM Eastern Standard Time
From:         AG GORDON CHC
To:           marc.nosal@supervalue.com

Marc,

As per our conversation, in order to align your Cub pricing at the expiration of their contract (12-01-02) with the rest of your labels Coffee Holding Co. suggests the following:

ITEM                                SIMILAR ITEM                   NEW PRICE
-------------------------------------------------------------------------------
Cub 34.5-oz can                     FLV 34.5-oz can                   [*]
Cub 23-oz. Decafe                   none                              [*]
8-oz. Instant                       FLV 8-oz. Instant                 [*]
13-oz. Brick                                                          [*]
13-oz. Brick Decafe                                                   [*]

We hope the above meets with your approval. If it does, we will send you a revised pricing sheet on excel for all applicable zones and brackets.

                                        Regards,
                                        Andrew Gordon
                                        President
                                        Coffee Holding Co.


* Confidential information has been omitted pursuant to a request for confidential treatment and filed separately with the U.S. Securities and Exchange Commission.